POWER OF ATTORNEY


     We, the undersigned Trustees and/or Officers of ROBERTSON STEPHENS INVESTMENT TRUST (the "Trust"), hereby severally constitute and appoint Dana K. Welch and Terry R. Otton, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our name and in the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.



SIGNATURE                          TITLE                                        DATE
/S/ ANDREW P. PILARA, JR.          President, Principal Executive Officer       July  2, 1998
- - --------------------------         and Trustee
Andrew P. Pilara, Jr.

                                   Treasurer, Chief Financial Officer,          June __, 1998
- - --------------------------         and Principal Accounting Officer
Terry R. Otton

                                   Trustee                                      June __, 1998
- - --------------------------
Leonard B. Auerbach

                                   Trustee                                      June __, 1998
- - --------------------------
John W. Glynn, Jr.

                                   Trustee                                      June __, 1998
- - --------------------------
James K. Peterson


                                  POWER OF ATTORNEY


     We, the undersigned Trustees and/or Officers of ROBERTSON STEPHENS INVESTMENT TRUST (the "Trust"), hereby severally constitute and appoint Dana K. Welch and Terry R. Otton, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our name and in the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.



SIGNATURE                          TITLE                                        DATE
                                   President, Principal Executive Officer       June __, 1998
- - --------------------------         and Trustee
Andrew P. Pilara, Jr.

/S/ TERRY R. OTTON                 Treasurer, Chief Financial Officer,          July  2, 1998
- - --------------------------         and Principal Accounting Officer
Terry R. Otton

                                   Trustee                                      June __, 1998
- - --------------------------
Leonard B. Auerbach

                                   Trustee                                      June __, 1998
- - --------------------------
John W. Glynn, Jr.

                                   Trustee                                      June __, 1998
- - --------------------------
James K. Peterson


                                  POWER OF ATTORNEY


     We, the undersigned Trustees and/or Officers of ROBERTSON STEPHENS INVESTMENT TRUST (the "Trust"), hereby severally constitute and appoint Dana K. Welch and Terry R. Otton, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our name and in the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.



SIGNATURE                          TITLE                                        DATE
                                   President, Principal Executive Officer       June __, 1998
- - --------------------------         and Trustee
Andrew P. Pilara, Jr.

                                   Treasurer, Chief Financial Officer,          June __, 1998
- - --------------------------         and Principal Accounting Officer
Terry R. Otton

/S/ LEONARD B. AUERBACH            Trustee                                      June 24, 1998
- - --------------------------
Leonard B. Auerbach

                                   Trustee                                      June __, 1998
- - --------------------------
John W. Glynn, Jr.

                                   Trustee                                      June __, 1998
- - --------------------------
James K. Peterson


                                  POWER OF ATTORNEY


     We, the undersigned Trustees and/or Officers of ROBERTSON STEPHENS INVESTMENT TRUST (the "Trust"), hereby severally constitute and appoint Dana K. Welch and Terry R. Otton, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our name and in the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.



SIGNATURE                          TITLE                                        DATE
                                   President, Principal Executive Officer       June __, 1998
- - --------------------------         and Trustee
Andrew P. Pilara, Jr.

                                   Treasurer, Chief Financial Officer,          June __, 1998
- - --------------------------         and Principal Accounting Officer
Terry R. Otton

                                   Trustee                                      June __, 1998
- - --------------------------
Leonard B. Auerbach

                                   Trustee                                      June __, 1998
- - --------------------------
John W. Glynn, Jr.

/S/ JAMES K. PETERSON              Trustee                                      July  1, 1998
- - --------------------------
James K. Peterson
